EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement") is effective as of June 1, 2004 (the "Effective Date") by and between NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and GEORGE KANAKIS (the "Employee").


                                   RECITALS:

         Employee's participation in the business of the Company is essential to the Company's success. The parties wish to provide for the employment of Employee by the Company from and after the date hereof, and to restrict the ability of Employee to compete with the Company, all on the terms and conditions herein set forth.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Employment. Subject to Section 3 below, the Company hereby employs Employee for a term of five (5) years (the "Employment Term"), commencing on the Effective Date, to serve as the President and Chief Executive Officer of the Company and to perform such services and duties as are consistent with such position and as may be directed by the Company's Board of Directors. Employee shall report to the Board of Directors of the Company. Employee hereby accepts such employment. During the term of his employment hereunder, Employee shall devote his full business time, attention, knowledge and skills faithfully, diligently and to the best of his ability to perform his duties hereunder, and Employee shall not engage in any venture or activity that materially interferes with Employee's performance of his duties hereunder.

         2. Compensation and Benefits. During the Employment Term, the Company shall pay Employee the compensation and other amounts set forth below.

                  2.1. Salary. The Company shall pay Employee an annual salary ("Salary") in the amount of $125,000, subject to increases as determined by the Company's Board of Directors. The Employee's salary shall be payable in weekly installments subject to such deductions as may be required by law.

                  2.2. Bonus.

                           (a) The  Employee  shall be entitled to a bonus equal
to 12.5% of the net income attributable to each of the Company's subsidiaries. In calculating the bonus hereunder, all items of income (including, without limitation, all items of revenue and capital gains) and expenses attributable to each such subsidiary shall be taken into account. Such calculations shall be made for each subsidiary on a stand-alone basis and shall not be consolidated with the Company or any other subsidiary.

                           (b) The  Employee  shall be  eligible  for  incentive
bonus compensation (a "Bonus") in an amount to be determined by the Board of Directors.

                  2.3. Stock and Option Grants. On the date hereof, Employee shall receive a grant of 75,000 shares of the Company's common stock and options to purchase 100,000 shares of the Company's common stock at an exercise price equal to the closing bid price of the Company's common stock on the date immediately prior to the date of grant. All grants hereunder shall be fully earned as of the date hereof. Additional grants shall be at the discretion of the Company's Board of Directors.

                  2.4. Benefits. On the date hereof, Employee shall receive: (i) the employee benefits and perquisites provided by the Company to its executive officers from time-to-time, including health insurance and 5 weeks' paid vacation during each calendar year, (ii) reimbursement of automobile lease payments up to $1,000 per month, (iii) reimbursement for parking charges at the Company's offices and automobile insurance and (iv) reimbursement for reasonable and necessary out-of-pocket expenses incurred in the performance of his duties hereunder, including, but not limited to, parking, travel and entertainment expenses (such expenses shall be reimbursed by the Company, from time to time, upon presentation of appropriate receipts therefore).

         3. Termination.

                  3.1. The Employee's employment pursuant to this Agreement shall be terminated by the first to occur of the following events:

                           (a) The death of Employee.

                           (b) The Complete  Disability  of Employee.  "Complete
Disability" as used herein shall mean the inability of Employee, due to illness, accident or any other physical or mental incapacity, to perform the services provided for in this Agreement for an aggregate of 90 days within any period of twelve (12) consecutive months during the term hereof.

                           (c) The  discharge  of  Employee  by the  Company for
Cause. "Cause" as used herein shall mean:

                                    (i) illegal drug use or alcohol abuse;

                                    (ii)  conviction  of a  felony  or  a  crime
involving moral turpitude;

                                    (iii) acts of fraud by Employee  against the
Company or its affiliates, or in connection with the performance of his duties hereunder, as determined by the Company after investigation, notice of the charge to Employee and after allowing Employee an opportunity to explain the conduct in question; or

                                    (iv)  the  Employee's   willful  failure  or
refusal to comply with the provisions of this Agreement or to perform Employee's duties and obligations under this Agreement, in any material respect, in the Board of Directors' discretion (a "Default"); provided, however, that in the case of this subsection (iv), termination for "Cause" shall occur only if the Company has given written notice of the Default to Employee and Employee has failed to cure the Default in question during a period of seven (7) days after the date of Employee's receipt of such notice.


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

                  3.2. Upon any termination pursuant to Section 3.1, the Company shall be released from all obligations hereunder (except for the obligation to pay any compensation and benefits described in Section 2 hereof which are accrued and unpaid as of the date of termination), including, without limitation, the obligation to compensate Employee pursuant to Section 2 hereof.

         4. Confidentiality/Covenant Against Unfair Competition.

                  4.1. The Company and the Employee acknowledge that the services to be performed by the Employee under this Agreement are unique and extraordinary and, as a result of such employment, the Employee will be in possession of confidential information relating to the business practices of the Company. The term "Confidential Information" shall mean any and all information (verbal and written) relating to the Company or any of its affiliates, or any of their respective activities, other than such information which can be shown by the Employee to be in the public domain (such information not being deemed to be in the public domain merely because it is embraced by more general information which is in the public domain) other than as the result of breach of the provisions of this Section 4.1, including, but not limited to, information relating to: trade secrets, personnel lists, financial information, research projects, services used, pricing, software, software code, technical memoranda, designs and specifications, new products and services, comparative analyses of competitive products, technology, know-how, customers, customer lists and prospects, product sourcing, marketing and selling and servicing. The Employee agrees that he will not, during or for a period of three (3) years after the termination of employment, directly or indirectly, use, communicate, disclose or disseminate to any person, firm or corporation any Confidential Information.

                  4.2. Employee agrees that during the Employment Term and for a period of two (2) years following the termination of his employment (for any reason), he will not, for his own account or jointly with another, directly or indirectly, for or on behalf of any individual (including, without limitation, any person related by blood, adoption or marriage or other person), partnership, corporation, or other legal entity, as principal, agent or otherwise:

                           (a) own,  control,  manage,  be employed by,  consult
with, or otherwise participate in, a business involved within the Trade Area (as hereinafter defined) involved in any business or activity which competes with the business conducted by the Company or any of its subsidiaries at the time of such termination.

                           (b)  solicit or induce,  or in any manner  attempt to
solicit or induce, any person (i) which is or was a customer of the Company or any of its future subsidiaries or any successor of any such customer or (ii) employed by the Company or any of its future subsidiaries to leave such employment, whether or not such employment is pursuant to a written contract and whether or not such employment is at will, or hire any person who has been employed by the Company or any its future subsidiaries at any time during the six (6) month period preceding such hiring; or

                           (c)   interfere    with   the   Company's    business
relationships, including, without limitation, the business relationships with the Company's customers, clients, vendors or referral sources.


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

                  4.3. As used herein, the term "Trade Area" shall mean any locations in which the Company has conducted business at any time during the six
(6) month period preceding the termination of employment.

                  4.4. Employee recognizes the importance of the covenants contained in this Section 4 and acknowledges that, based on his past experience and his position as an executive of the Company and the projected expansion of the Company's business, the restrictions imposed herein are: (a) reasonable as to scope, time and area; (b) necessary for the protection of the Company's legitimate business interests, including, without limitation, the Company's trade secrets, goodwill, and its relationship with customers and suppliers; (c) not unduly restrictive of any Employee's rights as an individual; and (d) supported by adequate consideration. Employee acknowledges and agrees that the covenants contained in this Section 4 are essential elements of this Agreement. Such covenants shall be construed as agreements independent of any other provision of this Agreement.

                  4.5. If Employee commits a breach or threatens to commit a breach of any of the provisions of this Section 4, the Company shall have the right and remedy, in addition to any others that may be available, at law or in equity, to have the provisions of this Section 4 specifically enforced by any court having equity jurisdiction, through injunctive or other relief (without any bond or security being required to be posted), it being acknowledged that any such breach or threatened breach will cause irreparable injury to the Company, the amount of which will be difficult to determine, and that money damages will not provide an adequate remedy to the Company.

                  4.6. If any covenant contained in this Section 4, or any part thereof, is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenants, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall have the power to reduce the duration, scope and/or area of such covenant and, in its reduced form, said covenant shall then be enforceable. If Employee breaches the covenants set forth in this Section 4, the running of the noncompete period described herein (but not his obligation) shall be tolled for so long as such breach continues. The provisions of this Section 4 shall survive the expiration and termination of this Agreement, and the termination of Employee's employment hereunder.

         5. Company Property. The Company shall be the sole owner of all products and proceeds of the Employee's services hereunder, including, but not limited to, all software, software products and code, technical memoranda, design and specifications, materials, ideas, concepts, formats, suggestions, developments, arrangements, packages, programs and other intellectual properties that the Employee may have or may in the future acquire, obtain, develop or create in connection with and during the term of the Employee's employment with the Company (including his employment with the Company prior to the date hereof), free and clear of any claims by the Employee (or anyone claiming under the Employee) of any kind or character whatsoever (other than the Employee's right to receive compensation hereunder). The Employee shall, at the request of the Company, execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, title and interest in or to any such properties. Upon the termination of the Employee's employment for any reason whatsoever, all documents, records, notebooks,


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

equipment, price lists, specifications, programs, customer and prospective customer lists and other materials which refer or relate to any aspect of the Business which are in the possession of the Employee (including all copies thereof), shall be promptly returned to the Company.

         6. Related Party Transactions. So long as Employee is employed by the Company, he shall not, without the prior written consent of the Company, cause or permit the Company, or any subsidiary to enter into or effect any agreement or transaction, or provide or receive any service, between the Company or any subsidiary on the one hand, and Employee or a Related Party (defined below), on the other hand, except for the employment relationship contemplated hereby. In any event, any such agreements, transactions or services shall be at prices and terms which are equal to the prices and terms available for similar agreements, transactions or services with unrelated third parties. As used herein, "Related Party" means (i) any person related by blood, adoption, or marriage to the Employee, (ii) any director or officer of the Company or any of its subsidiaries, (iii) any corporation or other entity in which the Employee has, directly or indirectly, at least five percent (5%) beneficial interest in the capital stock or other type of equity interest in such corporation or other entity, or (iv) any partnership in which the Employee is a general partner or a limited partner having a five percent (5%) or more interest therein.

         7. Successors. This Agreement is personal to Employee and without the prior written consent of the Company shall not be assignable by Employee. This Agreement is not assignable by the Company except in connection with the sale of all or substantially all of the Company's assets. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

         8. Miscellaneous.

                  8.1. Modification and Waiver. Any term or condition of this Agreement may be waived at any time by the party hereto that is entitled to the benefit thereof; provided, however, that any such waiver shall be in writing and signed by the waiving party, and no such waiver of any breach or default hereunder is to be implied from the omission of the other party to take any action on account thereof. A waiver on one occasion shall not be deemed to be a waiver of the same or of any other breach on a future occasion. This Agreement may be modified or amended only by a writing signed by both parties hereto.

                  8.2. Governing Law. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey.

                  8.3. Tax Withholding. The Company may withhold from any amounts payable under this Agreement such taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  8.4. Section Captions. Section and other captions contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.


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

                  8.5. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

                  8.6. Integrated Agreement. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes any other employment agreements executed before the date hereof. There are no agreements, understandings, restrictions, representations, or warranties among the parties other than those set forth herein or herein provided for.

                  8.7. Interpretation. No provision of this Agreement is to be interpreted for or against any party because that party or that party's legal representative drafted such provision. For purposes of this Agreement: "herein," "hereby," "hereunder," "herewith," "hereafter," and "hereinafter" refer to this Agreement in its entirety, and not to any particular section or subsection. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

                  8.8. Notices. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered in person or by Federal Express (or similar overnight courier service) to the parties at the following addresses:


                   If to Employee:     George Kanakis

                                       ----------------------------------

                                       ----------------------------------

                                       ----------------------------------

                  If to the Company:   NuWave Technologies, Inc.
                                       1416 Morris Avenue, Suite 207
                                       Union, New Jersey 07083

                   With a Copy to:     Clay E. Parker, Esq.
                                       Kirkpatrick & Lockhart LLP
                                       201 South Biscayne Boulevard, Suite 2000
                                       Miami, Florida 33131

Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein. Any notice may be given on behalf of a party by its counsel.

                  8.9. NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION


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

HEREWITH,  OR ANY COURSE OF  CONDUCT,  COURSE OF  DEALING,  STATEMENTS  (WHETHER
VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  entered  into  this
Employment Agreement as of the Effective Date.

                                            COMPANY:

                                            NUWAVE TECHNOLOGIES, INC.


                                            By: /s/  Robert Legnosky
                                                -----------------------------
                                            Name: Robert Legnosky
                                                  ---------------------------
                                            Title: Director
                                                   --------------------------


                                            EMPLOYEE:

                                            /s/ George Kanakis
                                            ---------------------------------
                                            George Kanakis



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